UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2010

NORTEL NETWORKS

CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	98-0535482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360, MISSISSAUGA, ONTARIO, CANADA	L4V 1R9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Nortel Networks Corporation (NNC) is filing this amendment to its Current Report on Form 8-K originally filed by NNC on March 22, 2010 (Original Form 8-K) solely to amend the Original Form 8-K to include under Item 2.01 the disclosure relating to the completed sale of substantially all of the assets of Nortel’s Optical Networks and Carrier Ethernet businesses to Ciena Corporation, which disclosure was included under Item 8.01 in the Original Form 8-K, and to include certain sale agreements and related amendments as exhibits. No other changes have been made to the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 19, 2010, the registrant announced that it, its principal operating subsidiary Nortel Networks Limited (NNL), and certain of its other subsidiaries including Nortel Networks Inc. and Nortel Networks UK Limited have completed the sale of substantially all of the assets of Nortel’s Optical Networking and Carrier Ethernet businesses to Ciena Corporation (Ciena). Ciena has elected, as permitted by the terms of the sale agreement, to replace the US$239 million principal amount of convertible notes with cash consideration of US$244 million, and thus pay an all cash purchase price of approximately US$774 million, subject to a working capital adjustment currently estimated as a downward adjustment of approximately US$62 million. Under the terms of the sale, Nortel will provide certain transitional services to Ciena.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena Corp. dated as of October 7, 2009, incorporated by reference to Exhibit 10.99 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.2	Amendment No. 1 dated October 16, 2009 to the Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena Corp. dated as of October 7, 2009, incorporated by reference to Exhibit 10.100 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.3	Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.104 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.4	Amendment No. 1 dated December 3, 2009 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.107 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.5	Amendment No. 2 dated December 23, 2009 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.110 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.6	Amendment No. 3 dated March 15, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.

99.7	Amendment No. 4 dated March 15, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.

99.8	Amendment No. 5 dated March 19, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/S/ ANNA VENTRESCA
Anna Ventresca General Counsel-Corporate and Corporate Secretary

By:	/S/ CLARKE GLASPELL
Clarke Glaspell Controller

Dated: March 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena Corp. dated as of October 7, 2009, incorporated by reference to Exhibit 10.99 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.2	Amendment No. 1 dated October 16, 2009 to the Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena Corp. dated as of October 7, 2009, incorporated by reference to Exhibit 10.100 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.3	Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.104 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.4	Amendment No. 1 dated December 3, 2009 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.107 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.5	Amendment No. 2 dated December 23, 2009 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009, incorporated by reference to Exhibit 10.110 to NNC’s annual report on Form 10-K for the year ended December 31, 2009.

99.6	Amendment No. 3 dated March 15, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.

99.7	Amendment No. 4 dated March 15, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.

99.8	Amendment No. 5 dated March 19, 2010 to the Amended and Restated Asset Sale Agreement by and among Nortel Networks Corporation (NNC), Nortel Networks Limited and certain other subsidiaries of NNC, including Nortel Networks Inc., as Sellers and Ciena dated as of November 24, 2009.